UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20382 Barents Sea Circle, Lake Forest, California 92630
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In March 2015, Cryoport, Inc. (the “Registrant”) and/or its wholly owned subsidiary Cryoport Systems, Inc., a California corporation (“Cryoport Systems”), entered into definitive agreements relating to the exchange or amendment of certain related party notes payable and accrued interest aggregating $1,298,004, which became due through March 1, 2015, and issued warrants to purchase a certain number of shares of the Registrant’s Common Stock, as described herein and in Item 3.02 (collectively, the “Warrants”) to certain of these note holders, who are also accredited investors (the “Investors”).

On March 6, 2015, the Registrant entered into a material definitive agreement with one of the note holders, effective February 20, 2015, pursuant to a Note Exchange Agreement and Letter of Investment Intent (the “Exchange and Investment Agreement”), for the exchange of all principal and accrued interest outstanding (the “Exchange Amount”) under a promissory note issued in 2005 for (i) a new convertible promissory note with an original principal amount equal to the Exchange Amount (the “Exchange Note”), and (ii) a warrant to purchase 17,880 shares of the Registrant’s Common Stock at an exercise price of $0.50 per share, exercisable on February 20, 2015 and expiring on February 19, 2018 (the “Exchange Warrant”).

On March 6, 2015, the Registrant and Cryoport Systems entered into material definitive agreements with three note holders, effective March 2, 2015, pursuant to Letters of Investment Intent (the “Investment Agreements”) for (i) the amendment and restatement of promissory notes issued in 2005 to these individuals (the “Amended and Restated Notes”), (ii) the issuance of warrants for the purchase 448,164, 266,686, and 208,941 shares, respectively, of the Registrant’s Common Stock at an exercise price of $0.50 per share, exercisable on March 2, 2015 and expiring on March 1, 2020 (the “March Warrants”), and (iii) warrants to purchase 10,000, 5,000, and 5,000 shares, respectively, of the Registrant’s Common Stock, exercisable on March 2, 2015 and expiring on March 1, 2020, to reimburse the three note holders for any fees or other expenses incurred in connection with this transaction (the “March Fee Warrant”).

On March 5, 2015, Cryoport Systems entered into an Amendment to Simple Interest Commercial Promissory Note with one note holder (the “Note Amendment”) effective March 2, 2015, which amends a note issued in 2005 (the “Original Note”).

The foregoing summary of the terms and conditions of the exchange or amendment of certain related party notes payable does not purport to be complete and is qualified in its entirety by reference to the full text of each of the aforementioned documents, which are filed as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, 10.3, 10.4 and 10.5, attached hereto.

The information set forth in Item 2.03 and 3.02 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

The Exchange Note was issued in the aggregate principal amount of $35,761. The Exchange Note accrues interest at a rate of 6% per annum. All principal and interest under the Exchange Note will be due on March 1, 2016. The Exchange Note is convertible in the event the Registrant conducts a registered public offering of or including the Registrant’s Common Stock that results in at least $5 million of gross cash proceeds (a “Qualified Offering”). In the event of a Qualified Offering, the Registrant shall have thirty (30) days to notify the Exchange Note holder of the Qualified Offering, and the Exchange Note holder shall have the option until thirty (30) days after such notice to elect in writing to convert all or a portion of the principal and accrued interest under the Exchange Note into the equity securities that were issued by the Registrant in such Qualified Offering at a conversion rate to be determined by dividing the principal and accrued interest the Exchange Note holder wishes to convert by (80%) of the price per share of the securities issued by the Registrant in the Qualified Offering (the “Qualified Offering Conversion Mechanics”). The Registrant may prepay the Note at any time without penalty.

The Amended and Restated Notes were issued in the aggregate principal amount of $448,163.52, $266,686.21, and $208,941.36. The Amended and Restated Notes accrue interest at a rate of 6% per annum. All principal and interest under the Amended and Restated Notes will be due and shall be paid on the earlier of (i) March 1, 2016, (ii) the sale of all or substantially all of the assets of the Registrant or Cryoport Systems, or (ii) the merger, consolidation or other similar reorganization of a Registrant affiliate or Cryoport Systems with another entity. The Amended and Restated Notes are convertible in the event of a Qualified Offering and subject to the Qualified Offering Conversion Mechanics. The Registrant may not prepay the Amended and Restated at any time without prior written consent of the Amended and Restated Note holder.

On March 6, 2015, Cryoport Systems entered into the Note Amendment effective as of March 2, 2015, acknowledging an outstanding aggregate balance of $338,452.07. The Original Note, as amended by the Note Amendment, accrues interest at a rate of 6% per annum commencing on March 13, 2015; however, no interest payments will be due if no event of default occurs and if Cryoport Systems (i) complies with its regular payment obligations, reimburses the payee for attorneys’ fees in connection with the negotiation of the Note Amendment, up to a maximum amount of $1,000, on the later of (A) March 13, 2015, or (B) three (3) days after receiving written notice from the payee of the amount of attorneys’ fees incurred by payee, and (iii) Cryoport Systems immediately pays all unpaid amounts due and payable in full before May 1, 2016, if the payee(s) of any other promissory note(s) with Cryoport Systems that were issued in 2005 are paid in full before May 1, 2016, other than (Y) notes that are satisfied upon conversion into common stock, warrants or any other equity of Cryoport Systems, or (Z) notes that have been paid in full before March 2, 2015. All principal and interest under the Original Note, as amended by the Note Amendment, will be due and shall be paid on May 1, 2016.

Item 3.02	Recent Sale of Unregistered Securities.

The information set forth in Item 1.01 and 2.03 is incorporated herein by reference.

The issuance of the Notes and the Warrants to the Investors was completed in accordance with the exemption provided by Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act, in that such sale and issuance was made without any public offering to “accredited investors,” as that term is defined under Rule 501 of Regulation D of the Securities Act.

The Registrant did not pay any discounts or commissions with respect to the issuance of the Notes or the Warrants to the Investors.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number	Description

4.1	Form of Warrant issued in connection with the Exchange and Investment Agreement.

4.2	Form of March Warrant issued in connection with the Investment Agreement.

4.3	Form of March Fee Warrant issued in connection with the Investment Agreement.

10.1	Form of Note Exchange Agreement and Letter of Investment Intent, effective as of March 2, 2015.

10.2	Form of Exchange Note issued in connection with the Exchange and Investment Agreement, effective as of February 20, 2015.

10.3	Form of Letter of Investment Intent, effective as of March 2, 2015.

10.4	Form of Amended and Restated Note issued in connection with the Exchange and Investment Agreement.

10.5	Amendment to Simple Interest Commercial Promissory Note, effective as of March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: March 10, 2015	By:	/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

4.1	Form of Warrant issued in connection with the Exchange and Investment Agreement.

4.2	Form of March Warrant issued in connection with the Investment Agreement.

4.3	Form of March Fee Warrant issued in connection with the Investment Agreement.

10.1	Form of Note Exchange Agreement and Letter of Investment Intent, effective as of March 2, 2015.

10.2	Form of Exchange Note issued in connection with the Exchange and Investment Agreement, effective as of February 20, 2015.

10.3	Form of Letter of Investment Intent, effective as of March 2, 2015.

10.4	Form of Amended and Restated Note issued in connection with the Exchange and Investment Agreement.

10.5	Amendment to Simple Interest Commercial Promissory Note, effective as of March 2, 2015.